                                                                   Exhibit 10.04

[***] indicates the omission of confidential portions for which confidential treatment has been requested. Such confidential information has been filed separately with the Commission.


                               SECOND AMENDMENT TO
                           WHOLESALE SUPPLY AGREEMENT

  ---------------------------------------------------------------------------

This second amendment ("SECOND AMENDMENT") dated June 2, 2004 amends the Wholesale Supply Agreement dated January 1, 2004 ("AGREEMENT") and subsequently amended on May 26, 2004 between CVS and Cardinal Health. CVS and Cardinal Health ("PARTIES") desire to enter into this Second Amendment to amend Section 1 and
Section 12 Disclosure Schedule [***].

The Parties agree as follows:

     1. Effective Date of Amendment. This Second Amendment shall be effective as of [***]. In the event that the [***] does not [***], then this Second Amendment shall become null and void and shall be of no force or effect. Furthermore, CVS reserves the right to provide Cardinal with notification ("NOTICE") before the close of the [***] that CVS has determined in its sole discretion that it will not undertake the wholesale supply arrangement as described in the Second Amendment in which case this Second Amendment shall become null and void and shall be of no force or effect.

     2. Scope. Notwithstanding anything else in the Agreement, as amended, in no event will CVS, at any time, be obligated to designate [***] by CVS or its affiliates for any reason, or which, [***] by CVS or its affiliates in its business judgment, [***], or [***].

     3. Disclosure Schedules. The Agreement is amended by deleting therefrom the following disclosure schedules in their entirety:

                  "Section 1", and
                  "Section 12 Disclosure Schedule"

          and replacing them with the following new Disclosure Schedules:

                  "Section 1", and
                  "Section 12 Disclosure Schedule"

          attached to this Second Amendment and incorporated into this Second Amendment and into the Agreement by this reference, which shall be attached by the Parties to their respective copies of the Agreement.

     4. Generally. It is the Parties' intent for the Agreement and this Amendment [***] to be applied and construed as a single instrument. The Agreement, as modified by this Second Amendment, remains in full force and effect and constitutes the entire agreement among the Parties regarding this subject matter and supersedes all prior or contemporaneous writings and understandings among the Parties with respect thereto. This Second Amendment will be binding on the Parties and their successor and assigns. If any term or provision of this Second Amendment is determined to be illegal or unenforceable by a court of competent jurisdiction, the remaining terms and provisions of this Second Amendment and the Agreement will remain in full force and effect. Only a subsequent writing signed by both Parties may amend this Second Amendment or further amend the Agreement.


CVS Pharmacy, Inc                         Cardinal Health*

By: /s/ Matthew J. Leonard                By: /s/ Michael J. Bender
    ----------------------------              ----------------------------------
Print Name: Matthew J. Leonard            Print Name: Michael J. Bender
            --------------------                      --------------------------
Title: VP Pharmacy Merchandising          Title: EVP, Retail Sales and Marketing
       -------------------------                 -------------------------------


*The term "CARDINAL HEALTH" means the following pharmaceutical distribution companies: Cardinal Health 106, Inc. (formerly known as James W. Daly, Inc.), a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc. (formerly known as Cardinal Southeast, Inc.), a Mississippi corporation (Madison, Mississippi); Cardinal Health 110, Inc. (formerly known as Whitmire Distribution Corporation), a Delaware corporation (Folsom, California) and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

Cc:    Tina Egan, Assistant General Counsel CVS
       Paul Williams, General Counsel Cardinal Health




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


                                                                       SECTION 1
                                                                       ---------
                                                            AMENDED JUNE 2, 2004
                                                            --------------------

SECTION 1.   DESIGNATION AS  [***].
             ----------------------

         (a) Retail Pharmacies. During the term of this Agreement, CVS will designate Cardinal as [***] operated by CVS (collectively, the "PHARMACIES" and individually, a "PHARMACY") subject to Section 1(a) Disclosure Schedule. A list of the Pharmacies (the "[***]") will be provided by CVS to Cardinal from time to time during the term of this Agreement.

         (b) Distribution Centers. During the term of this Agreement, CVS will designate Cardinal as [***] operated by CVS ("CVS PHARMACY DCS") subject to Section 1(b) Disclosure Schedule. A comprehensive list [***] as of January 1, 2004 (the date of this agreement) (the "Total DC List") is set forth in the Section 1(b) Disclosure Schedule.

         (c) [***]. This Agreement [***] purchases which are made by CVS on behalf of the CVS [***] In return [***] as described in the Section 12 Disclosure Schedule, CVS will [***] from a CVS Pharmacy DC being serviced by Cardinal for a period of [***]. If at anytime after [***], CVS [***] from a CVS Pharmacy DC being serviced by Cardinal, then s described in the Section 12 Disclosure Schedule will [***]. If CVS [***] from a CVS Pharmacy DC being serviced by Cardinal after the [***], then the [***] as described in the Section 12 Disclosure Schedule will for as long as CVS [***] from a CVS Pharmacy DC being serviced by Cardinal.

         This Agreement specifically excludes [***] on behalf of the [***].

         As it concerns [***], in the event either party desires not to [***] from a [***] being serviced by Cardinal at the expiration of the First Term or any renewal term, that party shall provide the other party with at least [***] notice prior to the expiration of the then current term. In the event such notification is not provided with at least the [***] notice or if no notice is given, the then current term shall be [***] for a period of [***] after the expiration of such term to provide for [***].

         (d) CVS Commitment. This Agreement pertains only to [***] Pharmacies.

                                                  SECTION 12 DISCLOSURE SCHEDULE
                                                  ------------------------------
                                                            AMENDED JUNE 2, 2004
                                                            --------------------

                                      [***]

The goal of the [***] is to [***] under which Cardinal will [***] which are or become part of this Agreement. The parties agree and acknowledge that this [***] is part of this Agreement, and is not a separate or distinct agreement.

Notwithstanding anything in this Agreement to the contrary, the [***].

The [***] is designed to [***].  CVS will [***].

As part of the [***], Cardinal will [***] (in addition to [***] for the respective [***] during the term of this Agreement. The [***] will be faxed and subsequently mailed in hard copy form to CVS' Manager of Wholesaler Programs. Additionally, Cardinal will [***] with the [***] detailed in Section 2(b) Disclosure Schedule [***]. In return for [***] and the [***], Cardinal will [***] through certain [***] as defined below.

[***] as of the execution of this Agreement with the exception of [***] (as detailed in and subject to Section 12 Disclosure Schedule). Cardinal will [***]. In return for [***] from [***] until [***] by [***], Cardinal will [***]"). The timing of [***].

CVS will not be required to [***] sole determination. The [***] Exhibit below details [***] CVS will [***] (subject to Section 12 Disclosure Schedule) and the corresponding [***] to be amended in writing pursuant to Section 13 upon mutual agreement of CVS and Cardinal. While CVS and Cardinal may both agree that it is in the best interest of both parties to [***] and will occur at [***].

CVS is under no obligation to [***] at its sole discretion. With that said, CVS and Cardinal may [***] sole discretion. So that Cardinal and CVS can [***], Cardinal will provide to CVS in an electronic format a detailed weekly report detailing said [***]. The [***] will include but not be limited to the following elements as it pertains to Cardinal [***]. As it pertains to [***] Report only, Cardinal will [***]. All other data elements will be updated [***] and immediately sent to CVS [***] accurately representing Cardinal's [***] available to CVS as of the creation of the [***].

[***]
-----

For all of [***] etc, CVS will [***] within [***] of the end of each CVS fiscal quarter in the form of [***] (in addition to [***]) [***] during the term of this Agreement. [***]. CVS and Cardinal will agree with [***].

For example; [***], then Cardinal will [***].

Further terms and conditions of the [***] are as follows:

     1) CVS and Cardinal will [***]; within [***] of the respective CVS fiscal month's end or as soon as practical.

     2) The [***] will not be applied [***]. The [***] will be automatically applied [***].

     3)   CVS contract pricing on [***].

     4)   The [***] is based on the assumption that Cardinal will not [***].

     5)   Cardinal will not [***]. However, Cardinal will [***].
               a.   [***].
               b.   [***].
               c.   [***].

     6) At the start of this Agreement, Cardinal will [***]. To that end, CVS and Cardinal have agreed that [***] under this Agreement.

     7)   [***] For example, if [***].

     8)   For all [***].

     9)   If CVS [***] then Cardinal will not [***].

     10)  If CVS [***] (as defined below) [***], then Cardinal will not [***].

[***]
-----

As a function of the [***] Cardinal will [***] as defined below. Through the [***], Cardinal will [***] as further defined below. Notwithstanding anything else in this Agreement to the contrary, Cardinal will [***].

The "[***]" for the [***] are limited to:

         [***].

         [***].

         [***].

Further terms and conditions of the [***] are as follows:

1)   CVS will [***]; CVS will not be required to [***].

2)   CVS [***] to include but not limited to:
         [***]
         [***]
         [***]
         [***]

3) [***] In the event that [***] (Pharmacies and CVS Pharmacy DCs, if applicable). Notwithstanding the foregoing, Cardinal will [***] It will be [***] sole responsibility to notify [***] in writing (with copy to [***] subject to Section 13) [***] related to [***].

4) CVS will only accept product [***] to CVS Pharmacy DCs that has at least [***]. All products shipped with less than [***] will be considered "[***]". On an exception basis, CVS will [***] with at least [***]. However, both parties agree that no more than [***]. In addition, upon CVS request (as often as monthly), Cardinal will provide CVS [***]. The [***] will contain all [***] and will [***] (both CVS and Cardinal agree that the [***] will be made available to CVS no later than September 1, 2004). Notwithstanding anything in this Agreement to the contrary, at no time will Cardinal ship [***] with less than [***] to CVS Pharmacy DCs. With that said, CVS will [***].

Additional terms and conditions of the [***] are as follows:

1.   Term - The [***] will commence as of [***], and terminate upon [***].

2.   [***] - Cardinal will [***].

3. [***] - If Cardinal's [***], and if CVS is [***], then CVS will, upon request by Cardinal, [***]. With respect to the foregoing [***], CVS will [***]. CVS will [***].

               (a) [***] On the same day as CVS receives a shipment of [***] ordered as part of a [***] related to this [***], CVS will [***]. Cardinal will [***]. CVS will [***], and CVS will [***] based on the applicable payment terms. CVS will [***], and Cardinal will [***]. The process outlined in the Section 2(b) Disclosure Schedule will apply to any discrepancies.

               (b) [***] As it pertains to [***] purchases only, on the same day as CVS receives the shipment of [***].

     As it pertains to the payment of [***], Cardinal will receive an invoice from the applicable manufacturer for the ordered Rx Product, and Cardinal will [***], based on the applicable payment terms. As the [***] for such [***] in accordance with the terms of this Agreement. The process outlined in the Section 2(b) Disclosure Schedule will apply to any discrepancies.

4. Purchase Information - CVS will provide Cardinal with [***] on behalf of the CVS Pharmacy DCs pursuant to the [***]. Such information will include details regarding all [***] and other information reasonably required by Cardinal to administer the [***]. To assist Cardinal with [***] CVS will provide Cardinal with information reasonably requested by Cardinal including but not limited to [***], and a change in CVS Pharmacy DC that services a particular Pharmacy.

5. Limitations - All [***]. All [***]. CVS will not [***] (outside of this [***]) on behalf of the Pharmacies. It is understood and agreed that Cardinal will not [***]. Furthermore, the parties acknowledge and agree that all information associated with the [***] is confidential information subject to the provisions of Section 17 of this Agreement.

6. Records, Audit and Confidentiality - The [***] is subject to the record keeping and audit provisions set forth in Section 16 of this Agreement. Cardinal may [***]. Cardinal will notify CVS in writing (subject to Section
     13) prior to the [***]. Further, Cardinal will use reasonable efforts to [***] CVS if needed.

7.   [***] - All payments for invoicing under the [***] will be made via [***].

8.   Waiver - [***]

9. [***] Relating to the [***] - CVS and Cardinal acknowledge that either party may from time to time may, in good faith, [***]. In the event that either party [***], each party agrees to use all reasonable efforts to resolve all such [***] as expeditiously as possible on a fair and equitable basis. To that end, Cardinal and CVS will assemble a panel consisting of [***] (the "EXECUTIVE COMMITTEE") to resolve [***] and address other issues as they may determine. With respect to [***], a copy of the terms of this Agreement, as amended from time to time, agreed upon facts and [***], and a concise summary of the basis for each side's contentions will be provided to the executives who will review the same, confer, and attempt to reach a mutual resolution of the issue within [***] following either party's receipt of notice of [***].

[***] EXHIBIT.
--------------

          [***]                 [***]
------------------------------------------------
     [***]                      [***]





















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